SURETY AGREEMENT

This Surety Agreement ("**Agreement**") is made this 6th day of July, 2016, and is entered into by and between FUNDAMENTAL FUNDING, LLC, a Delaware limited liability company, with an address located at 60 West Broad Street, Suite 305, Bethlehem, PA 18018, LLC ("**Lender**"), and C.B. BRECHIN, an adult individual acting *sui juris* and having an address located at 7020 Dorsey Road, Hanover, Maryland 21076 (collectively, "**Surety**").

RECITALS

A. This Agreement provides additional security for a loan or loans (collectively, the "**Loan**") Lender is making or will make to Brekford Corp. (the "**Borrower**") as set forth in a Loan Agreement and Security Agreement (the "**Loan Agreement**") and other documents and agreements executed in tandem with this Agreement (all of which are collectively referred to as the "**Loan Documents**").

B. Surety has a direct or indirect interest in Borrower and will materially benefit from the Loan to be made by Lender.

C. As a condition to Lender's agreement to make the Loan to Borrower, Surety agrees to provide security for Loan by becoming an unconditional and unlimited surety for Borrower's obligations to Lender.

NOW, THEREFORE, in consideration of the mutual promises and covenants in the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Surety and Lender hereby agree as follows:

AGREEMENTS

Section 1 - Incorporation of Recitals

1.01 The parties agree that the foregoing recitals are accurate and are incorporated as part of their agreements.

Section 2 - Suretyship

2.01 For value received, and intending to be legally bound hereby, Surety absolutely and unconditionally guarantees and agrees to act as surety to Lender, agrees to be liable for, and agrees to make the full and timely payment of all amounts or debts Borrower owes to Lender, including but not limited to all Obligations (as defined in the Loan Agreement) principal, additional principal, obligations, interest, legal fees, expenses and costs, and any and all other charges Borrower owes to Lender under, pursuant to or in connection with the Loan Agreement and the Loan, as modified, amended or replaced form time to time, whether such obligations are now in existence or arise after the date of this Agreement.

2.02 Surety acknowledges and agrees that its liability under this Agreement is joint and several with Borrower and any other Guarantors (as defined in the Loan Agreement) and sureties.

2.03 Surety waives notice of nonpayment or other default, demand, presentment, notice of dishonor and protest.

2.04 Surety agrees that its obligations hereunder are unlimited, absolute and unconditional and shall not be released or discharged (A) by any release or discharge of, or accord and satisfaction with the Borrower, any Surety, or any other person or entity, (B) by any renewal or extension of time for payment of obligations under the Loan Agreement, or any of the other Loan Documents, (C) by any compromise with or indulgence granted to Borrower or any other person or entity, (D) by any variation of the terms of the Loan Agreement, or any other document or instrument, (E) by the attachment or removal of any lien in favor of Lender, (F) by Lender's resort to collection or execution processes or a failure to resort such to activities), (G) by Lender's retaking of possession of any of the collateral of the Loan, (H) by Lender's failure to obtain or properly perfect a lien in any collateral for the Loan or releasing any collateral for the Loan, (I) by the destruction or taking by eminent domain of the any of the collateral for the Loan, (J) by Lender's control or liquidation of any property belonging to any obligor or Surety, (K) by Lender's failure to maintain or repair any collateral for the Loan, or (L) by any other matter or thing whatsoever whereby Surety, as an unconditional, unlimited and absolute guarantor and surety for the Loan, would or might be released or discharged.

2.05 Surety agrees to be fully liable for all amounts owed to Lender as described in the Loan Agreement, and the Loan Documents, and promises and agrees to promptly pay all amounts owed to Lender thereunder. Surety's obligations hereunder shall be directly enforceable by Lender without the need for any action of any nature against the Borrower or any other person, and Surety agrees that Lender shall not be obligated to first attempt collection or to demand payment from any other person or entity once there is a default under the Loan Agreement, or any of the Loan Documents. Surety's obligations are continuing obligations, are absolute and unconditional, irrespective of the genuineness, validity or enforceability of the Loan Agreement or any of the Loan Documents, and irrespective of any other circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety, and shall remain in full force and effect as long as any of said obligations remain outstanding and unpaid.

2.06 Surety unconditionally waives notice of (A) acceptance of this Agreement by Lender or any other person or entity, (B) any extension or modification of the time for payments or other duties under the Loan Agreement, or any of the Loan Documents. (C) any right to require Lender to take any action to safeguard or protect the collateral, (D) default by Borrower or any other surety. Surety also waives, to the fullest extent permitted by law, all other notices to which Surety might otherwise be entitled.

Section 3 - Lender's Remedies

3.01 In case of any default as defined by the Loan Agreement or the Loan Documents, Lender shall have the option to immediately proceed to enforce its rights under this Agreement, at law or in equity, without notice to demand upon anyone.

3.02 No remedy taken by Lender shall be exclusive of any other remedy that Lender may exercise, and all such remedies shall be cumulative and shall be in addition to every other remedy hereunder or now or hereafter existing.

3.03 No delay or omission of Lender to exercise any right or power accruing upon an event of default shall impair or restrict Lender from subsequently proceeding or be considered to be a waiver of any remedy.

3.04 All expenses of Lender, including but not limited to attorneys fees and repossession costs, shall be added to the outstanding principal in the event of any default.

3.05 **SURETY HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY OTHER JURISDICTION THAT PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR SURETY AT ANY TIME AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER THE LOAN AGREEMENT OR AT ANY TIME AFTER THE TERMINATION DATE THEREUNDER, IN ANY ACTION BROUGHT AGAINST SURETY HEREUNDER BY LENDER, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST ANY ONE OR ALL OF SURETY ON A JOINT AND SEVERAL BASIS FOR ALL, OR ANY PART OF, THE UNPAID OBLIGATIONS UNDER THE LOAN AGREEMENT AND ALL COSTS AND OTHER EXPENSES INCURRED IN CONNECTION THEREWITH AND REASONABLE ATTORNEYS' FEES; AND FOR SUCH PURPOSE THE ORIGINAL OR ANY PHOTOCOPY OF THIS NOTE AND AN AFFIDAVIT OF LENDER OR LENDER'S COUNSEL AVERRING TO THE EVENT OF DEFAULT SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORIZATION SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME. SURETY HEREBY WAIVES ALL ERRORS AND RIGHTS OF APPEAL, AS WELL AS RIGHTS TO STAY OF EXECUTION AND EXEMPTION OF PROPERTY, IN ANY ACTION TO ENFORCE ITS LIABILITY HEREON.**

IN THE EVENT THAT ANY JUDGMENT CONFESSED AGAINST SURETY IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BEHALF OF SURETY FOR ANY REASONS, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST SURETY FOR ANY PART OR ALL OF THE LIABILITIES DUE AND OWING UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS HEREIN PROVIDED. THE SURETY ACKNOWLEDGES AND AGREES THAT (A) THE FOREGOING WARRANT OF ATTORNEY TO CONFESS JUDGMENT IS BEING EXECUTED IN CONNECTION WITH A COMMERCIAL TRANSACTION, (B) THE LENDER'S CONFESSION OF JUDGMENT IN ACCORDANCE WITH THE FOREGOING WARRANT OF ATTORNEY AND FOLLOWING AN EVENT OF DEFAULT WOULD BE IN ACCORDANCE WITH THE SURETY'S REASONABLE EXPECTATIONS, AND (C) THE LENDER DOES NOT AND, IN REGARDS TO THE OBLIGATIONS HEREUNDER OR THE LOAN DOCUMENTS, SHALL NOT HAVE ANY OF THE DUTIES TO THE SURETY SET FORTH IN 20 PA.C.S.A. §5601.3(B).

SURETY HEREBY ACKNOWLEDGES AND AGREES THAT SURETY'S REASONABLE EXPECTATION WITH RESPECT TO THE AUTHORIZATION GRANTED PURSUANT TO ANY WARRANT OF ATTORNEY OR POWER OF ATTORNEY HEREUNDER, IS THAT LENDER OR ITS ATTORNEY MAY CONFESS JUDGMENT AS SET FORTH HEREIN, SEEK TO FORECLOSE ON COLLATERAL AND TAKE ALL OTHER ACTIONS WITH RESPECT TO THE EXERCISE OF LENDER'S RIGHTS HEREUNDER. SURETY HEREBY WAIVES ALL OTHER DUTIES OF LENDER THAT MAY ARISE UNDER 20 PA. C.S.A. §5601.3(b), EXCEPT FOR THOSE DUTIES SET FORTH IN 20 PA. C.S.A. § 5601.3(a)(2)-(a)(3). SURETY

HEREBY REMISES, RELEASES, AND FOREVER DISCHARGES, AND WAIVES ALL CLAIMS, CAUSES OF ACTION AND ANY OTHER RIGHTS AGAINST LENDER AND ITS PREDECESSORS, LEGAL REPRESENTATIVES, PAST AND PRESENT PARENT COMPANIES, SUBSIDIARIES, AGENTS, EMPLOYEES, SERVANTS, INSURERS, ATTORNEYS, OFFICERS, DIRECTORS, STOCKHOLDERS, AFFILIATES, AFFILIATE COUNTERPARTIES, SUCCESSORS IN INTEREST, AND ASSIGNS OF AND FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, FEES, AND COSTS, SUMS OF MONEY, RIGHTS, CAUSES OF ACTIONS, OBLIGATIONS AND LIABILITIES OF ANY KIND OR NATURE WHATSOEVER INCLUDING ATTORNEYS' FEES, ARISING UNDER OR RELATING TO ANY DUTIES OF AN AGENT UNDER 20 PA. C.S.A. §5601.3 OR OTHERWISE.

THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER. SURETY ACKNOWLEDGES THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS INSTRUMENT AND THAT, EXCEPT AS SET FORTH HEREIN, THEY KNOWINGLY WAIVE THEIR RIGHT TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND UNDERSTANDS THAT, UPON SUCH ENTRY, SUCH JUDGMENT SHALL BECOME A LIEN ON ALL REAL PROPERTY OF SURETY IN THE COUNTY WHERE SUCH JUDGMENT IS ENTERED.

Section 4 - Jury Trial Waiver

4.01 LENDER AND SURETY IRREVOCABLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY CONTROVERSY ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE NEGOTIATION OR ENFORCEMENT OF RIGHTS CONNECTED WITH THIS AGREEMENT, OR ANY OTHER FACET OR RESULT OF THE RELATIONSHIP BETWEEN THEM.

Section 5 - Miscellaneous

5.01 All of the promises and obligations set forth in this Agreement shall bind Surety and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

5.02 If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof of a provision as similar in terms to such provision as is possible and be legal, valid and enforceable.

5.03 Paragraphs or other headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.

5.04 This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will

not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each party and a copy thereof delivered to each other party to this Agreement.

5.05 Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

5.06 This Agreement was executed in the Commonwealth of Pennsylvania, under and pursuant to the laws of the Commonwealth of Pennsylvania, and for all purposes shall be construed in accordance with the laws of Pennsylvania.

5.07 This Agreement and all acts, transactions disputes and controversies arising hereunder or relating hereto, and all rights and obligations of the parties shall be governed by, and construed in accordance with, the internal laws (and not the conflict of laws rules) of the Commonwealth of Pennsylvania.

5.08 Each party agrees that the exclusive venue for all actions and proceedings relating directly or indirectly to this Agreement shall be Northampton County, Pennsylvania, provided that nothing herein shall limit the right of Lender to bring proceedings against Surety in the courts of any other jurisdiction. Any judicial proceeding by Surety against Lender or any affiliate thereof involving, directly or indirectly, any matter in any way arising out of, related to, or connected with this Agreement or any other Loan Document shall be brought only in a proceeding in Northampton County, Pennsylvania (or such other Pennsylvania county in which Lender maintains its principal office). Each party submits to the jurisdiction of said Court and waives any and all rights the party may have to object to the jurisdiction of any such tribunal or court, or to transfer or change the venue of any such action or proceeding from such tribunal or court, including, without limitation, any objection to venue or request for change in venue based on the doctrine of forum non conveniens.

5.09 Surety consents to service of process in any action or proceeding brought against it by Lender, by personal delivery, or by mail addressed as set forth in this Agreement or by any other method permitted by law.

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THIS AGREEMENT CONTAINS WAIVERS OF IMPORTANT RIGHTS AND WILL RESULT IN THE EXTINGUISHMENT OR LOSS OF THOSE IMPORTANT RIGHTS. YOU ARE WARNED TO OBTAIN LEGAL ADVICE AND TO BE SURE YOU FULLY UNDERSTAND THE EFFECTS OF THIS AGREEMENT BEFORE YOU SIGN IT.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the above named Surety executes this document as of the date first written above.

SURETY:

Signature: CB Brechin
CB Brechin (Jul 5, 2016)

Email: cbrechin@brekford.com

C.B. BRECHIN